T. Rowe Price Media & Telecommunications Fund

Supplement to Prospectus Dated May 1, 2017

On May 1, 2018, the T. Rowe Price Media & Telecommunications Fund will change its name to the T. Rowe Price Communications & Technology Fund, which is more reflective of the fund’s portfolio and how the fund is currently managed. The investment universe available to the fund has evolved since the fund adopted its current name in 1997, and Internet-related securities now represent a much more significant portion of the fund’s holdings. The fund’s portfolio manager and overall investment program will not change.

Effective May 1, 2018, all references in the prospectus to the T. Rowe Price Media & Telecommunications Fund will be replaced by reference to the T. Rowe Price Communications & Technology Fund.

In addition, effective May 1, 2018, the first sentence under “Principal Investment Strategies” on page 2 of the prospectus is replaced with the following:

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of communications and technology companies. These companies can be involved in a variety of industries, including, but not limited to, Internet-related industries such as e-commerce and digital products and services; media, including publishing, advertising, broadcasting, and cable and satellite TV; movies and entertainment; telecommunication and wireless telecommunication services; computer hardware, software, and networking services; and components and equipment.

Effective May 1, 2018, the paragraph that begins with the heading “Industry risks” on page 3 is replaced with the following:

Industry risks A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund. Because the fund invests significantly in communications and technology companies, the fund may perform poorly during a downturn in those industries. Communications and technology companies can be adversely affected by, among other things, changes in government regulation; intense competition; dependency on patent protection; and rapid obsolescence of products and services due to product compatibility, technological innovations, or changing consumer preferences.

Effective May 1, 2018, the paragraphs beginning with the headings “Media,” “Telecommunications Services,” and “Technology” on page 10 are replaced with the following:

Communications These companies may create, own, and distribute various forms of digital, printed, visual, audio, and interactive content, as well as information databases that they sell or lease to others. Examples include the Internet, newspaper, magazine, and book publishers; movie and television studios; advertising agencies; radio and television broadcasters; and cable television and direct satellite broadcast system operators. These companies may also own and operate wired or wireless networks that transport both voice and data traffic, such as telephone service or cellular wireless providers, broadband service providers, and data services companies.

Technology These companies generate a majority of their revenues from the development, advancement, and use of technology. They manufacture products such as hardware, software, and components; provide services that are used by communications companies; or engage in electronic commerce. Examples include telecommunications equipment vendors, semiconductor manufacturers, software developers, hardware suppliers, and information technology services companies.

Effective May 1, 2018, the paragraphs that begin with the heading “Media and telecommunications companies risks” on page 11 are replaced with the following:

Communications and technology companies risks Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.

Since the fund is focused on industries related to communications and technology, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Companies in these industries are subject to the additional risks of rapid obsolescence of their products or services, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection. Likewise, if the portfolio has substantial exposure to mid-cap companies, it would be subject to the greater volatility of those stocks compared with stocks of larger companies.

The date of this supplement is February 12, 2018.

F121-041 2/12/2018